UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

ORGANOVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35996

Delaware	27-1488943
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

440 Stevens Avenue, Suite 200

Solana Beach, CA 92075

(Address of principal executive offices, including zip code)

(858) 224-1000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.001 par value	ONVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                                                                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                           ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2020, the Board of Directors (the “Board”) of Organovo Holdings, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Severance and Change in Control Plan (the “Severance Plan”), which establishes the amount of severance payments and benefits payable to executives of the Company in the event of a termination of the executive’s employment by the Company for reasons other than Cause, death or Disability (each as defined in the Severance Plan) or by the participant for Good Reason (as defined in the Severance Plan) and in connection with a Change in Control (as defined in the Severance Plan). The Amendment makes the following changes to the Severance Plan:

(a)

the definition of Change in Control is amended to (i) clarify that a “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall also include a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) for purposes of determining beneficial ownership of the Company’s shares by a person, (ii) specify that a Change in Control is triggered when a majority of members of only non-employee Incumbent Directors (as defined in the Severance Plan) is replaced during any twelve (12)-month period; (iii) include a liquidation, winding up or dissolution of the Company and (iv) make certain clarifying changes;

(b)

the definition of Good Reason is amended to include, for executives who are a Tier 1, 2, 3, or 4 Employee (as such terms are defined in the Severance Plan), the occurrence of certain Change of Control events;

(c)	the Company’s General Counsel is included as a “Tier 1 Employee”; and
(d)

the Severance Plan may be amended without providing two years notice to Participants (and any such amendment will remain effective if there is a Change of Control during such two year notice period) if such amendment does not adversely affect the Participants.

The foregoing descriptions of the Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Amendment, filed as Exhibit 10.1 to the Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Organovo Holdings, Inc. Severance and Change in Control Plan, dated May 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: May 20, 2020	/s/ Taylor Crouch
Taylor Crouch
Chief Executive Officer and President